Exhibit 3.2 - Bylaws with Amendments

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                                     BYLAWS

                                       OF

                               ZEBRAMART.COM, INC.
















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                                                 TABLE OF CONTENTS

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ARTICLE I
         OFFICES  ................................................................................................1
         Section 1.        Registered Office......................................................................1
         Section 2.        Other Offices..........................................................................1

ARTICLE II
         STOCKHOLDERS.............................................................................................1
         Section 1.        Time and Place of Meetings.............................................................1
         Section 2.        Annual Meetings........................................................................1
         Section 3.        Special Meetings.......................................................................1
         Section 4.        Notice of Meeting......................................................................1
         Section 5.        Waiver of Notice.......................................................................2
         Section 6.        Quorum.................................................................................2
         Section 7.        Voting; Proxies........................................................................2
         Section 8.        Written Consent........................................................................3
         Section 9.        Class Voting...........................................................................3
         Section 10.       Record Date............................................................................3
         Section 11.       Registered Stockholders................................................................4
         Section 12.       Inspectors of Election.................................................................5
         Section 13.       Conduct of Meetings....................................................................5

ARTICLE III
         BOARD OF DIRECTORS.......................................................................................5
         Section 1.        Management.............................................................................5
         Section 2.        Qualifications.........................................................................5
         Section 3.        Number.................................................................................5
         Section 4.        Election and Tenure....................................................................6
         Section 5.        Vacancies..............................................................................6
         Section 6.        Removal and Resignation................................................................6
         Section 7.        Place of Meetings......................................................................6
         Section 8.        Annual and Regular Meetings............................................................6
         Section 9.        Special Meetings.......................................................................6
         Section 10.       Quorum and Voting......................................................................7
         Section 11.       Written Consent........................................................................7
         Section 12.       Telephone Conference Participation.....................................................7
         Section 13.       Conduct of.............................................................................7
         Section 14.       Committees of Directors................................................................7
         Section 15.       Compensation...........................................................................8



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ARTICLE IV
         NOTICES  ................................................................................................8
         Section 1.        Notice.................................................................................8
         Section 2.        Waiver of Notice.......................................................................8

 ARTICLE V
         OFFICERS ................................................................................................9
         Section 1.        Officers...............................................................................9
         Section 2.        Tenure; Resignation; Removal; Vacancies................................................9
         Section 3.        Compensation...........................................................................9
         Section 4.        Authority and Duties...................................................................9
         Section 5.        Chairman of the Board of Directors....................................................10
         Section 6.        Chief Executive Officer...............................................................10
         Section 7.        President.............................................................................10
         Section 8.        Vice Presidents.......................................................................10
         Section 9.        Secretary.............................................................................10
         Section 10.       Treasurer.............................................................................11
         Section 11.       Other Officers and Employees..........................................................11
         Section 12.       Action with Respect to Securities of Other Corporations...............................11

ARTICLE VI
         CAPITAL STOCK...........................................................................................11
         Section 1.        Certificates of Stock.................................................................11
         Section 2.        Transfer Agent and Registrar..........................................................12
         Section 3.        Registration and Transfer of Shares...................................................12
         Section 4.        Lost, Destroyed and Mutilated Certificates............................................12
         Section 5.        Holder of Record......................................................................12

ARTICLE VII
         GENERAL PROVISIONS......................................................................................13
         Section 1.        Dividends.............................................................................13
         Section 2.        Reserves..............................................................................13
         Section 3.        Fiscal Year...........................................................................13
         Section 4.        Seal..................................................................................13

ARTICLE IX
         AMENDMENTS..............................................................................................13
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                                     BYLAWS

                               ZEBRAMART.COM, INC.


                                    ARTICLE I

                                     OFFICES


                  SECTION 1. REGISTERED OFFICE. The registered office in the State of Nevada shall be the principal place of business of the corporation or individual acting as the Corporation's registered agent in the State of Nevada.

                  SECTION 2. OTHER OFFICES. The Corporation may also have offices and places of business at such other places, within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

                  SECTION 1. TIME AND PLACE OF MEETINGS. Meetings of stockholders of the Corporation shall be held at such time and at such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no place is so fixed, meetings shall be held at the principal administrative office of the Corporation.

                  SECTION 2. ANNUAL MEETINGS. The annual meeting of the stockholders of the Corporation shall be held each year on such date, at such time and at such place within or without the State of Nevada as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

                  SECTION 3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called only by the Chairman of the Board of Directors, the President or by a vote of two-thirds (2/3) of the Board of Directors. At a special meeting, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of meeting.

                  SECTION 4. NOTICE OF MEETING. Except as otherwise required by law, written notice stating the place, date and hour of any meeting of stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at such meeting, either personally or by mail not less than ten
(10) nor more than sixty (60) days before the date of such meeting. If mailed, such notice shall be deemed to be



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delivered when deposited in the U.S. mail, with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in
Section 10 of this Article II, or at such other address as the stockholder shall have furnished in writing to the Secretary. Notice of any special meeting shall indicate that the notice is being issued by or at the direction of the person or persons calling such meeting. When any meeting of stockholders, either annual or special, is adjourned to another time or place, no notice of the adjourned meeting need be given, other than an announcement at the meeting at which such adjournment is taken giving the time and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than thirty
(30) days, or if after adjournment, the Board of Directors fixes a new record date for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  SECTION 5. WAIVER OF NOTICE. Notice of any annual or special meeting need not be given to any stockholder who submits a signed waiver of notice of any meeting, in person or by proxy or by his or her duly authorized attorney-in-fact, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such stockholder, except where a stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  SECTION 6. QUORUM. Except as otherwise provided by statute or by the Articles of Incorporation, the holders of record of two-thirds (2/3) of the total number of votes eligible to be cast by the holders of the outstanding shares of the capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at each meeting of stockholders. If such quorum shall not be present at any meeting of stockholders, a majority of the votes so represented may adjourn the meeting from time to time, without notice other than an announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. A quorum, once present to organize a meeting, is not broken by the subsequent withdrawal of any stockholders.

                  SECTION 7. VOTING; PROXIES. Each stockholder entitled to vote at any meeting may vote either in person or by proxy. Unless otherwise specified in the Articles of Incorporation or in a resolution, or resolutions, of the Board of Directors providing for the issuance of preferred stock, each stockholder entitled to vote shall be entitled to one vote for each share of capital stock registered in his, her or its name on the transfer books or records of the Corporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him, her or it by proxy. All proxies shall be in writing, signed by the stockholder or by his, her or its duly authorized attorney-in-fact, and shall be filed with the Secretary of the Corporation before being voted. No proxy shall be valid after six (6) months from the date of its execution unless otherwise provided in the proxy. The attendance at any meeting by a stockholder who shall have previously given a proxy applicable thereto shall not, as such, have the effect of revoking the proxy. The Corporation may treat any duly executed proxy as not revoked and in full force and effect until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date. If ownership of a share of voting stock of the Corporation stands in the name of two or more persons,


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in the absence of written directions to the Corporation to the contrary, any one or more of such stockholders may cast all votes to which such ownership is entitled. If an attempt is made to cast conflicting votes by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present at such meeting. If such conflicting votes are evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to a court that has jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by such court. Except for the election of Directors or as otherwise provided by law, the Articles of Incorporation or these Bylaws, at all meetings of stockholders, all matters shall be determined by a vote of the holders of a majority of the total number of votes eligible to be cast by the holders of the outstanding shares of capital stock of the Corporation present and entitled to vote thereat. Directors shall, except as otherwise required by law, these Bylaws or the Articles of Incorporation, be elected by a plurality of the votes cast by each class of shares entitled to vote at a meeting of stockholders, present and entitled to vote in the election.

                  SECTION 8. WRITTEN CONSENT. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation, in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered in the manner required by this Section 8. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                  SECTION 9. CLASS VOTING. Where a separate vote by a class or classes or series thereof is required, a majority of the outstanding shares of such class or classes or series thereof, present in person or represented by proxy and entitled to vote, shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes or series thereof present in person or represented by proxy at the meeting shall be the act of such class except as otherwise provided in the Articles of Incorporation or a certificate of designations establishing the rights of holders of preferred stock, if any.

                  SECTION 10. RECORD DATE. (a) In order that the Corporation may determine stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which


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record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) In order that the Corporation may determine stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than sixty (60) days nor less than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (c) In order that the Corporation may determine stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days nor less than ten (10) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  SECTION 11. REGISTERED STOCKHOLDERS. Except as specifically provided otherwise by the Nevada General Corporation Law, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, regardless of whether it shall have knowledge or notice of any such claim or interest, except as otherwise provided by law.



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                  SECTION 12. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors shall appoint one or more persons, other than officers, Directors or nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. Such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the meeting shall make such appointment at the meeting. If any person appointed as inspector fails to appear or fails or refuses to act at the meeting, the vacancy so created may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The duties of the inspectors of election shall include determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, receiving votes, ballots or consents, hearing and deciding all challenges and questions arising in connection with the right to vote, counting and tabulating all votes, ballots or consents, determining the results, and doing such acts as are proper to the conduct of the election or the vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be PRIMA FACIE evidence of the facts stated and of the vote as certified by them. Each inspector shall be entitled to a reasonable compensation for his or her services, to be paid by the Corporation.

                  SECTION 13. CONDUCT OF MEETINGS. The Chairman of the Board of Directors shall serve as chairman at all meetings of the stockholders or, if the Chairman of the Board of Directors is absent or otherwise unable to so serve, the Chief Executive Officer or, in the absence of the Chief Executive Officer, the President, shall serve as chairman. If all of the Chairman of the Board of Directors, the Chief Executive Officer and the President are absent or otherwise unable to so serve, such other person as shall be appointed by a majority of the entire Board of Directors shall serve as chairman at any meeting of stockholders held in such absence. The Secretary or, in his or her absence, such other person as the chairman of the meeting shall appoint, shall serve as secretary of the meeting. The chairman of the meeting shall conduct all meetings of the stockholders in accordance with the best interests of the Corporation and shall have the authority and discretion to establish reasonable procedural rules for the conduct of such meetings, including such regulation of the manner of voting and the conduct of discussion as he or she shall deem appropriate.

                                   ARTICLE III

                               BOARD OF DIRECTORS

                  SECTION 1. MANAGEMENT. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by stockholders.

                  SECTION 2. QUALIFICATIONS. Each Director shall be at least eighteen (18) years of age.

                  SECTION 3. NUMBER. The first Board of Directors shall consist of two (2) Directors, and shall be elected by the incorporator or incorporators of the Corporation. Thereafter,


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except as provided by the Articles of Incorporation or by statute, the total number of Directors constituting the whole Board of Directors shall be fixed from time to time by resolution passed by the Board of Directors.

                  SECTION 4. ELECTION AND TENURE. The Directors shall be elected at the annual meeting of stockholders, except as provided in Section 5 of this Article, and each Director elected shall hold office until such Director's successor is elected and qualified or until such Director's earlier resignation or removal. Directors need not be stockholders.

                  SECTION 5. VACANCIES. To the extent not inconsistent with the Articles of Incorporation and subject to the limitations prescribed by law and the rights of holders of preferred stock, vacancies in the office of Director, including vacancies created by newly created directorships resulting from an increase in the number of Directors, shall be filled only by a vote of a majority of the Directors then holding office, whether or not a quorum, at any regular or special meeting of the Board of Directors called for that purpose. Subject to the rights of holders of preferred stock, no person shall be so elected a Director unless nominated by the Nominating Committee. Subject to the rights of holders of preferred stock, any Director so elected shall serve for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until his or her successor shall be elected and qualified.

                  SECTION 6. REMOVAL AND RESIGNATION. Except as otherwise provided by the Articles of Incorporation or by statute, and subject to the rights of holders of preferred stock, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds (2/3) of the number of votes entitled to be cast by the holders of the outstanding shares of capital stock then entitled to vote at any election of Directors. A Director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and acceptance of the resignation shall not be necessary to make it effective.

                  SECTION 7. PLACE OF MEETINGS. The Board of Directors may hold meetings, both regular and special, either within or without the State of Nevada, as the Board of Directors from time to time shall determine.

                  SECTION 8. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors for the election of officers shall be held, without notice other than these Bylaws, immediately after, and at the same place as, the annual meeting of the stockholders, or, with notice, at such other time or place as the Board of Directors may fix by resolution. The Board of Directors may provide, by resolution, the time and place, within or without the State of Nevada, for the holding of regular meetings of the Board of Directors without notice other than such resolution.

                  SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President on at least twenty-four (24) hours notice to each Director, in accordance with Article IV of these Bylaws. Special meetings shall be called by the Chairman of the Board of Directors, the President or the Secretary in like manner and on like notice on the written request of at least a majority of the Directors then in office, but in


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any event not less than two (2) Directors. No business shall be conducted at a special meeting other than that specified in the notice of meeting.

                  SECTION 10. QUORUM AND VOTING. At all meetings of the Board of Directors, a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise provided by statute, the Articles of Incorporation, or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  SECTION 11. WRITTEN CONSENT. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be.

                  SECTION 12. TELEPHONE CONFERENCE PARTICIPATION. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                  SECTION 13. CONDUCT OF MEETINGS. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors or such other Director or officer as the Chairman of the Board of Directors shall designate, and in the absence or incapacity of the Chairman of the Board of Directors, by the Chief Executive Officer or, in the absence of the Chief Executive Officer, the President. If all of the Chairman of the Board of Directors, the Chief Executive Officer and the President are absent from any meeting of the Board of Directors, the presiding officer shall be the then senior member of the Board of Directors in terms of length of service on the Board of Directors. The Secretary or, in his or her absence, a person appointed by the Chairman of the Board of Directors (or other presiding person), shall act as secretary of the meeting. The Chairman of the Board of Directors (or other person presiding) shall conduct all meetings of the Board of Directors in accordance with the best interests of the Corporation and shall have the authority and discretion to establish reasonable procedural rules for the conduct of Board meetings.

                  SECTION 14. COMMITTEES OF DIRECTORS. The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such Director or Directors constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the


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resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution, these Bylaws or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                  SECTION 15. COMPENSATION. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors in such one or more forms as the Board of Directors may determine.

                                   ARTICLE IV

                                     NOTICES

                  SECTION 1. NOTICE. Whenever notice is required by statute, the Articles of Incorporation or these Bylaws to be given to any Director or stockholder, such notice shall be in writing and may be given personally or by mail or courier. Notice by mail shall be deemed to be given at the time when deposited, in the post office or a postal service letter box, enclosed in a post- paid sealed wrapper, and addressed to such Director or stockholder at such Director's or stockholder's address appearing on the books of the Corporation. Notice by courier shall be deemed to be given two days after delivering the same to the courier service, if marked for delivery within two (2) days thereafter. Notice to Directors may also be given by telex, facsimile or other electronic transmission, and shall be deemed given when transmitted. A day, for purposes of these ByLaws, shall be deemed to include Saturday, Sunday and all legal holidays.

                  SECTION 2. WAIVER OF NOTICE. Whenever any notice is required to be given by statute, the Articles of Incorporation or these ByLaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting of stockholders, Directors or any committee of the Board of Directors shall constitute a waiver of notice of such meeting, except where the person is attending for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.



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                                    ARTICLE V

                                    OFFICERS

                  SECTION 1. OFFICERS. The officers of the Corporation shall be chosen by the Board of Directors and shall be the Chairman of the Board of Directors, a President and a Secretary. The Board of Directors may also choose a Chief Executive Officer, one or more Vice-Presidents, one or more Assistant Secretaries and a Treasurer and one or more Assistant Treasurers, and any other officers and agents as it shall deem necessary. Any number of offices may be held by the same person, unless the Articles of Incorporation or these Bylaws otherwise provide.

                  The election of all officers shall be by a majority of the entire Board. If such election is not held at the meeting held annually for the election of officers, such officers may be so elected at any subsequent regular meeting or at a special meeting called for that purpose, in the same manner above provided. Each person elected shall have such authority, bear such title and perform such duties as provided in these Bylaws and as the Board of Directors may prescribe from time to time. All officers elected or appointed by the Board of Directors shall assume their duties immediately upon their election and shall hold office at the pleasure of the Board of Directors. Whenever a vacancy occurs among the officers, it may be filled at any regular or special meeting called for that purpose, in the same manner as above provided.

                  SECTION 2. TENURE; RESIGNATION; REMOVAL; VACANCIES. Each officer of the Corporation shall hold office until such officer's successor is chosen and qualified, or until such officer's earlier resignation or removal, or, if the term of any such officer shall have been fixed by the Board of Directors or by the Chief Executive Officer acting under authority delegated to the Chief Executive Officer by the Board of Directors, until the date of the expiration of such term. Except for the Chairman of the Board of Directors, the Chief Executive Officer or the President, any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors; provided, that any such removal shall be without prejudice to the rights, if any, of the officer so removed under any employment contract or other agreement with the Corporation. The Board of Directors may remove the Chairman of the Board of Directors, the President or the President at any time, with or without cause, only by a vote of two-thirds (2/3) of the non-officer Directors then holding office at any regular meeting by the Board of Directors or any special meeting of the Board of Directors called for that purpose. Any vacancy may be filled by the Board of Directors.

                  SECTION 3. COMPENSATION. The compensation of all officers, employees and agents of the Corporation shall be fixed by the Board of Directors or by any committee or officer to whom such authority has been delegated by the Board of Directors.

                  SECTION 4. AUTHORITY AND DUTIES. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management and operation of the Corporation as may be provided in these ByLaws, or, to the extent not so provided, as may be prescribed by the Board of Directors. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                  SECTION 5. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall preside at all meetings of the shareholders; preside at all meetings of the Board of Directors and of the Executive Committee; make recommendations to the Board of Directors regarding appointments to all committees; and sign instruments in the name of the Corporation. In the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer and the President, the Board of Directors shall designate a person who shall exercise the powers and perform the duties which otherwise would fall upon the Chairman of the Board of Directors.

                  SECTION 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer may be the Chairman of the Board of Directors of the Corporation and shall, subject to the direction of the Board of Directors, oversee all the major activities of the Corporation and its subsidiaries and be responsible for assuring that the policy decisions of the Board of Directors are implemented as formulated. The Chief Executive Officer shall be responsible, in consultation with such Officers and members of the Board of Directors as he deems appropriate, for planning the growth of the Corporation. The Chief Executive Officer shall be principally responsible for exploring and reporting to the Board of Directors all opportunities for mergers, acquisitions and new business. The Chief Executive Officer, under authority given to him, may sign instruments in the name of the Corporation. The Chief Executive Officer shall have general supervision and direction of all of the Corporation's officers and personnel, subject to and consistent with policies enunciated by the Board of Directors. The Chief Executive Officer shall have such other powers as may be assigned to him by the Board of Directors or its committees.

                  SECTION 7. PRESIDENT. The President may be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors, assist the Chief Executive Officer in overseeing all the major activities of the Corporation and its subsidiaries and be responsible for assuring that the policy decisions of the Board of Directors are implemented as formulated. The President shall be responsible, in consultation with such Officers and members of the Board of Directors as he deems appropriate, for assisting the Chief Executive Officer with planning the growth of the Corporation. The President shall be responsible for shareholder relations and relations with investment bankers or other similar financial institutions, and shall be empowered to designate officers of the Corporation and its subsidiaries to assist in such activities. The President may assist the Chief Executive Officer in exploring and reporting to the Board of Directors all opportunities for mergers, acquisitions and new business. The President, under authority given to him, may sign instruments in the name of the Corporation. The President shall assist the Chief Executive Officer with the general supervision and direction of all of the Corporation's officers and personnel, subject to and consistent with policies enunciated by the Board of Directors. The President shall have such other powers as may be assigned to him by the Board of Directors or its committees.

                  SECTION 8. VICE PRESIDENTS. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents may be appointed by the Board of Directors to perform such duties as may be prescribed by these ByLaws, the Board of Directors or the President as permitted by the Board of Directors.

                  SECTION 9. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and of the shareholders, and shall record, or cause to be recorded, all votes and minutes of all proceedings of the Board of Directors and of the shareholders in a book or books to be kept for that purpose. The Secretary shall perform such executive and administrative duties as may be assigned by the Board of Directors, the Chairman of the Board of Directors or the President. The Secretary shall have charge of the seal of the Corporation, shall submit such reports and statements as may be required by law or by the Board of Directors, shall conduct all correspondence relating to the Board of Directors and its proceedings and shall have such other powers and duties as are generally incident to the office of Secretary and as may be assigned to him or her by the Board of Directors, the Chairman of the Board of Directors or the President.

                  SECTION 10. TREASURER. The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at meetings or whenever they may require it, an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation.

                  SECTION 11. OTHER OFFICERS AND EMPLOYEES. Other officers and employees appointed by the Board of Directors shall have such authority and shall perform such duties as may be assigned to them, from time to time, by the Board of Directors or the President.

                  SECTION 12. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders, or with respect to any action of stockholders, of any other corporation in which this Corporation may hold securities and otherwise, to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.


                                   ARTICLE VI

                                  CAPITAL STOCK

                  SECTION 1. CERTIFICATES OF STOCK. Certificates representing shares of stock shall be in such form as shall be determined by the Board of Directors. Each certificate shall state that the Corporation will furnish to any stockholder upon request and without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class or series of stock and the qualifications or restrictions of such preferences and/or rights, or shall set forth such statement on the certificate itself. The certificates shall be numbered in the order of their issue and entered in the books of the Corporation or its transfer agent or agents as they are issued. Each certificate shall state the registered holder's name and the number and class of shares, and shall be signed by the Chairman of the Board of Directors, the Chief Executive Officer or the President, and the Secretary or any Assistant Secretary, and may, but need not, bear the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificates may be facsimiles. In case any officer who shall have signed any such certificate shall cease to be such officer of the Corporation, whether because of death, resignation or otherwise, before such certificate shall have been delivered by the Corporation, such certificate may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

                  SECTION 2. TRANSFER AGENT AND REGISTRAR. The Board of Directors shall have the power to appoint one or more Transfer Agents and Registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such Transfer Agents and Registrars.

                  SECTION 3. REGISTRATION AND TRANSFER OF SHARES. Subject to the provisions of the Articles of Incorporation of the Corporation, the name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him or her, the numbers of the certificates covering such shares and the dates of issue of such certificates. Subject to the provisions of the Articles of Incorporation of the Corporation, the shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, with such guarantee or proof of the authenticity of the signature as the Corporation or its agents may reasonably require and with proper evidence of payment of any applicable transfer taxes. Subject to the provisions of the Articles of Incorporation of the Corporation, a record shall be made of each transfer.

                  SECTION 4. LOST, DESTROYED AND MUTILATED CERTIFICATES. The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue, or cause to be issued, a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed upon evidence satisfactory to the Corporation of the loss, theft or destruction of the certificate, and in the case of mutilation, the surrender of the mutilated certificate. The Corporation may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his or her legal representatives, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, destruction or mutilation of any such certificate and the issuance of such new certificate, or may refer such owner to such remedy or remedies as he or she may have under the laws of the State of Nevada.

                  SECTION 5. HOLDER OF RECORD. Subject to the provisions of the Articles of Incorporation of the Corporation, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                  SECTION 1. DIVIDENDS. The Board of Directors, from time to time in its sole and absolute discretion, may declare and pay dividends upon the shares of the Corporation's capital stock out of funds legally available therefor. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation and as provided by applicable law.

                  SECTION 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall believe conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                  SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed, and may from time to time be changed, by resolution of the Board of Directors.

                  SECTION 4. SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE IX

                                   AMENDMENTS

                  These ByLaws, except as provided by applicable law or the Articles of Incorporation, or as otherwise set forth in these ByLaws, may be amended or repealed by the vote of two-thirds (2/3) of the entire Board of Directors or by the affirmative unanimous vote of the stockholders holding all of the shares of the Corporation's issued and outstanding common stock entitled to vote on such matters.

                 AMENDMENT TO THE BY-LAWS OF ZEBRAMART.COM,INC.
                 ----------------------------------------------

         Section 8 of the By-Laws of zebramart.com, inc. (the "Corporation") is hereby amended, revised and restated this ___th day of August, 2000, as set forth below, with such amendment, revision and restatement to be in complete substitution of the said provision found in the original By-Laws of the Corporation and any prior amendments thereto:

                ARTICLE EIGHTH - INFORMAL ACTIONS BY SHAREHOLDERS
                -------------------------------------------------

         Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if written consent (which may take the form of one or more counterpart copies), setting forth the action so taken, shall be signed by the holders of a majority of the shares entitled to vote with respect to the subject matter thereof and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Such consent shall have the same force and effect as a unanimous vote of the shareholders; provided, however, that no such consent which purports to be an approval of any plan of merger, share exchange, asset sale or other transaction (i) as to which shareholder approval is required by the Code and (ii) with respect to which specific disclosure requirements to voting shareholders are imposed by the Code, shall be effective unless:

         1. prior to the execution of the consent, each consenting shareholder shall have been furnished the same material which, under the Code, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, including notice of any applicable dissenters' rights; or

         2. the written consent contains an express waiver of the right to receive the material otherwise required to be furnished.

                                               zebramart.com, inc.,
                                               a Nevada Corporation


                                               By:/s/ Daniel J. Mackell, Jr.
                                                  ------------------------------
                                                  Daniel J. Mackell, Jr.
                                                  Chairman, Chief Executive
                                                    Officer and President